UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K
                                  CURENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported) December 1, 2003
                                                         ----------------

                            SFBC International, Inc.
                            ------------------------
             (Exact name of registrant as specified in its charter)

             Delaware                  001-16119               59-2407464
             --------                  ---------               ----------
   (State or other jurisdiction       (Commission             (IRS Employer
         of incorporation             File Number)         Identification No.)



                   11190 Biscayne Blvd., Miami, Florida 33181
                   ------------------------------------ -----
               (Address of principal executive offices)(Zip Code)


        Registrant's telephone number, including area code: 305-895-0304





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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits.

                  99.1 Press release of SFBC International, Inc., dated December 1, 2003

ITEM 9.    REGULATION FD DISCLOSURE

         On December 1, 2003, SFBC International, Inc. issued a press release updating its 2003 earnings per share guidance to reflect its recent stock offering and providing 2004 revenue and earnings per share guidance, and announced a conference call scheduled for 9:00 a.m. EST on December 2, 2003.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            SFBC International, Inc.



                                            By: /s/ Arnold Hantman
                                                ------------------
                                                 Arnold Hantman,
Date:  December 1, 2003                          Chief Executive Officer